Prospectus Supplement	September 25, 2019

Putnam VT Equity Income Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Global Equity Fund, Putnam VT Global Health Care Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Equity Fund, Putnam VT International Growth Fund, Putnam VT International Value Fund, Putnam VT Multi-Cap Core Fund, Putnam VT Research Fund, Putnam VT Small Cap Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT Sustainable Future Fund, and Putnam VT Sustainable Leaders Fund

Prospectuses dated April 30, 2019

Effective September 30, 2019, the following disclosure replaces in its entirety the sub-section Portfolio Holdings under the main heading What are the fund’s main investment strategies and related risks? in each fund’s prospectus:

• Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the 8th business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

318616 9/19

Statement of Additional Information Supplement	September 25, 2019

Putnam Variable Trust

Statement of Additional Information dated April 30, 2019

Effective September 30, 2019, the following disclosure replaces in its entirety the sub-section Public Disclosures under the heading DISCLOSURE OF PORTFOLIO INFORMATION in the funds’ Statement of Additional Information:

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC twice each year on Form N-CSR (with respect to each annual period and semi-annual period). In addition, money market funds file reports of portfolio holdings on Form N-MFP each month (with respect to the prior month), and funds other than money market funds file reports of portfolio holdings on Form N-PORT 60 days after each fiscal quarter (for the respective fiscal quarter), with the schedule of portfolio holdings filed on Form N-PORT for the third month of the first and third fiscal quarter made publicly available. Shareholders may obtain the Form N-CSR and N-MFP filings and the publicly available portions of Form N-PORT filings on the SEC’s website at http://www.sec.gov. Form N-CSR filings are available upon filing, Form N-MFP filings are available 60 days after each calendar month end, and information reported on Form N-PORT filings for the third month of a fiscal quarter is available 60 days after the end of the fiscal quarter. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website.

For Putnam VT Government Money Market Fund, the following information is publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website at http://www.sec.gov.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	No later than 5 business days
after the end of each month.

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after
other portfolio statistics		the end of each month.

For Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT Mortgage Securities Fund, and Putnam VT Multi-Asset Absolute Return Fund, Putnam Management makes each fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	8 business days after the
end of each month.

Top 10 Portfolio Holdings	Monthly	Approximately 15 days
and other portfolio statistics		after the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Quarterly	8 business days after the
end of each calendar
quarter.
Top 10 Portfolio Holdings	Monthly	Approximately 15 days
and other portfolio statistics		after the end of each month.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

SAI_vt - 9/19